                                                                      Exhibit 10.15

                               SECURITY AGREEMENT

     THIS SECURITY  AGREEMENT (this  "Security  Agreement") is made as of May 2,
2007, by SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company
("Debtor"),  in favor of AGSTAR FINANCIAL SERVICES,  PCA, and its successors and assigns, as Agent (in such capacity, the "Secured Party") for the benefit of the
Banks in connection with that certain Credit Agreement of even date herewith (as amended,  restated,  supplemented  or otherwise  modified from time to time, the
"Credit  Agreement")  among the Debtor,  the  commercial,  banking or  financial institutions  and other entities from time to time parties thereto as Banks, and the Secured Party.

                                    RECITALS

     A. Pursuant to the Credit  Agreement,  the Banks have  severally  agreed to make extensions of credit and other financial  accommodations to the Debtor upon the terms and subject to the conditions set forth in the Credit Agreement; and

     B. It is a  condition  precedent  to the  obligations  of the Banks to make their  respective  extensions of credit to the Debtor under the Credit Agreement that the Debtor shall have executed and delivered this Security Agreement to the
Secured Party for the benefit of the Banks.

                                    AGREEMENT

     NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Definitions. All capitalized terms used in this Security Agreement shall have  the  meaning  as set  forth  in the  Credit  Agreement  or in the  Uniform
Commercial  Code (the  "UCC"),  as  enacted  in the State of  Minnesota,  and as amended from time to time and such meanings  shall  automatically  change at the time that any amendment to the UCC,  which changes such  meanings,  shall become effective.

     2. Grant of Security Interest. To secure the payment and performance of the
Obligations,  the Debtor grants the Secured Party for the benefit of the Banks a security  interest (the  "Security  Interest")  in the  following  property (the
"Collateral"):

     All of the personal property of the Debtor, wherever located, and now owned or hereafter acquired, including, but not limited to:

          All  Accounts  and other  rights to  payment  whether or not earned by performance,  and including,  but not limited to, payment for property sold, leased, rented,  licensed or assigned or services rendered or to be rendered; Goods; Farm Products; Fixtures, Chattel Paper; Inventory;
          Equipment;   Instruments;   Investment  Property;  Documents;  Deposit
          Accounts;  Commodity  Accounts;  Commercial  Tort  Claims,  Securities
          Accounts, Money; Letter-of-

          Credit Rights;  General Intangibles;  Payment  Intangibles;  Software;
          Supporting  Obligations;  and  to  the  extent  not  included  in  the foregoing  as original  collateral,  the  Proceeds and Products of the foregoing.

          All payments,  rights to payment whether or not earned by performance,
          Accounts, General Intangibles and benefits, including, but not limited to,  payments in kind,  deficiency  payments,  letters of entitlement, storage payments, emergency assistance, diversion payments, production flexibility  contracts,  contract reserve payments,  ethanol incentive funds, bioenergy programs,  under or from any preexisting,  current or future  federal or state  government  program  and,  to the extent not included in the  foregoing  as original  collateral,  the Proceeds and
          Products of the foregoing.

          All books and records pertaining to the foregoing.

     3.  Representations,  Warranties,  Covenants  and  Agreements.  The  Debtor
represents, warrants, covenants and agrees as follows:

     a.   As of the date hereof (i) the legal name of the Debtor is as set forth in the preamble of this  Security  Agreement,  and (ii) the Debtor has not  used any  trade  name,  assumed  name or other  name  except  the
          Debtor's  name stated  above.  The Debtor shall give the Secured Party prior  written  notice of any change in its name or if the Debtor uses any other name.

     b.   The Debtor is a limited  liability company whose state of organization is Iowa. The Debtor shall not change its state of organization without the prior written consent of the Secured Party.

     c.   The  address of the  Debtor's  chief  executive  office as of the date hereof is set forth beneath the Debtor's  signature line at the end of this Security Agreement. The Debtor shall give the Secured Party prior written notice of any change in such address. The Debtor has authority to execute and perform this Security Agreement.

     d.   The Debtor hereby  authorizes  the Secured Party to file all financing statements  and  amendments  to financing  statements  describing  the
          Collateral in any offices as Secured  Party,  in its sole  discretion, may  determine  necessary  to perfect  the  Security  Interest  in the
          Collateral.  The Debtor hereby further authorizes the Secured Party to file a financing statement  describing any agricultural liens or other statutory  liens held by Secured Party for the benefit of the Banks in any offices as Secured Party,  in its sole  discretion,  may determine necessary to perfect the security interest in the Collateral.

     e.   The  Debtor is the owner of the  Collateral,  will be the owner of the
          Collateral  hereafter  acquired,  or  has  sufficient  rights  in  the
          Collateral  to transfer an interest,  free of all security  interests, liens and encumbrances  other than the Security Interest and any other security  of the  Secured  Party or the Banks.  The  Debtor  shall not permit any security  interest,  lien or encumbrance,  other than liens permitted by the Credit Agreement, to attach to any Collateral without the prior  written  consent of the  Secured  Party.  The Debtor  shall defend the  Collateral  against  the claims and demands of all persons other than the Secured Party and the Banks, and shall promptly pay all taxes,  assessments and other  government  charges upon or against the
          Debtor,  any  Collateral  and  the  Security  Interest.  No  financing
          statement   covering  any  Collateral  other  than  related  to  liens subordinated  to the  Banks is on file in any  public  office.  If any
          Collateral is or will become a fixture,  the Debtor, at the request of the Secured Party, shall furnish the Secured Party with a statement or statements  executed  by all  persons who have or claim an interest in the real  estate,  in form  acceptable  to the  Secured  Party,  which statement or statements shall provide that such persons consent to the
          Security Interest.

     f.   The Debtor shall not sell or otherwise  dispose of any  Collateral  or any interest  therein without the prior written consent of the Secured
          Party,  except that,  until the occurrence of any Event of Default and subject to the provisions of this Security  Agreement,  the Debtor may sell or lease any Collateral  constituting  Inventory or Farm Products in the  ordinary  course of business at prices  constituting  the fair
          market  value  thereof  or  as  otherwise   permitted  in  the  Credit
          Agreement.  For  purposes of this  Security  Agreement,  a transfer in partial or total satisfaction of a debt, obligation or liability shall not constitute a sale or lease in the ordinary course of business.

     g.   For  each  Deposit  Account  that  the  Debtor  at any  time  opens or maintains,  the Debtor  shall,  at the  Secured  Party's  request  and option,  pursuant to an  agreement  in form and  substance  reasonably satisfactory  to the Secured  Party,  either (a) cause the  depositary bank to comply at any time with instructions from the Secured Party to such  depositary  bank directing the disposition of funds from time to time credited to such Deposit Account,  without further consent of the
          Debtor, or (b) arrange for the Secured Party to become the customer of the  depositary  bank with  respect to the Deposit  Account,  with the
          Debtor being permitted, only with the consent of the Secured Party, to exercise  rights to  withdraw  funds from such  Deposit  Account.  The
          Secured  Party agrees with the Debtor that the Secured Party shall not give any such  instructions or withhold any withdrawal rights from the
          Debtor, unless an Event of Default has occurred and is continuing,  or would  occur,  if effect were given to any  withdrawal  not  otherwise permitted by the Loan  Documents.  The  provisions  of this  paragraph shall not apply to (i) any Deposit  Account for which the Debtor,  the depositary  bank  and  the  Secured  Party  have  entered  into a cash collateral  agreement  specially  negotiated  among  the  Debtor,  the depositary  bank and the Secured  Party for the  specific  purpose set forth therein,  (ii) a Deposit  Account for which the Secured Party is the depositary bank

          and is in automatic Control,  and (iii) Deposit Accounts specially and exclusively  used for payroll,  payroll taxes and other  employee wage and benefit  payments to or for the benefit of the  Debtor's  salaried employees.  The  Debtor  shall not grant any other  person a  security interest, lien or other encumbrance in any such Deposit Accounts.

     h.   The  Debtor  shall  execute  and  deliver  to the  Secured  Party  all assignments,  transfers  and other  documents  required by the Secured
          Party to  transfer,  convey  and assign to the  Secured  Party for the benefit  of  the  Banks  all  federal  and  state  government  program payments,  rights to payment  whether  or not  earned by  performance,
          Accounts, General Intangibles and benefits.

     i.   Each Account,  Instrument,  Chattel Paper,  other right to payment and
          General  Intangible  constituting  Collateral  is,  or  will  be  when acquired, the valid, genuine and legally enforceable obligation of the
          Account  Debtor or other  obligor  named  therein  or in the  Debtor's records  pertaining thereto as being obligated to pay such obligation, subject to no defense,  setoff or counterclaim.  The Debtor shall not, without the prior written  consent of the Secured Party,  agree to any material  modification or amendment of any such obligation or agree to any subordination or cancellation of any such obligation.

     j.   All tangible  Collateral shall be located at the Debtor's  address(es)
          set forth at the beginning of this Security Agreement, or as disclosed in writing to the Secured Party. No such  Collateral  shall be located at any other address  without the prior written consent of the Secured
          Party.  At the request of the Secured Party,  the Debtor shall provide the Secured  Party with the location of all Farm  Products,  machinery and  Equipment  on a quarterly  basis so long as the Loan  Obligations remain  unpaid.  Notwithstanding  the  foregoing,  Collateral  may  be located  away from  Debtor's  location  for  shipping  purposes in the ordinary course of business.

     k.   The Debtor shall:  (1) keep all tangible  Collateral in good condition and repair, normal wear and tear and depreciation  excepted;  (2) from time to time replace any worn,  broken or defective  parts  thereof if necessary for the Debtor's operations; (3) promptly notify the Secured
          Party of any material loss of or material  damage to any Collateral or of any  adverse  change in the  prospect  of payment  of any  Account,
          Instrument,   Chattel  Paper,   other  right  to  payment  or  General
          Intangible constituting  Collateral;  (4) not permit any Collateral to be used or  kept  for any  unlawful  purpose  or in  violation  of any federal,  state or local law; (5) keep all tangible Collateral insured in such amounts,  against such risks and in such companies as shall be reasonably  acceptable to the Secured Party, with loss payable clauses in favor of the  Secured  Party  for the  benefit  of the Banks to the extent of its interest in form  reasonably  acceptable  to the Secured
          Party (including  without limitation a provision for at least ten (10)
          days' prior written notice to the Secured Party of any cancellation or modification of such insurance),  and deliver policies or certificates of such  insurance to the Secured  Party;  (6) at the  Debtor's  chief executive office, keep accurate and complete records pertaining to the

          Collateral  and  the  Debtor's  financial   condition,   business  and
          property,  and  submit to the  Secured  Party  such  periodic  reports concerning  the  Collateral  and  the  Debtor's  financial  condition, business  and  property  as the  Secured  Party  may from time to time request;  (7) at all reasonable times permit the Secured Party and its representatives to examine and inspect any Collateral, and to examine, inspect and copy the Debtor's records pertaining to the Collateral and the Debtor's financial  condition,  business and property;  (8) at the
          Secured Party's request,  promptly  execute,  endorse and deliver such financing statements and other Instruments,  documents,  Chattel Paper and writings and take such other  actions  deemed by the Secured Party to be necessary or desirable to establish, protect, perfect or enforce the  Security  Interest  and the rights of the  Secured  Party and the
          Banks under this Security  Agreement and  applicable  law, and pay all costs of filing financing  statements and other writings in all public offices where filing is deemed by the Secured Party to be necessary or desirable.

     l.   Debtor will  cooperate  with Secured  Party in obtaining  control with respect  to  Collateral  consisting  of Deposit  Accounts,  investment property,  letter-of-credit  rights,  and  electronic  Chattel  Paper.
          Debtor will not create any Chattel Paper  without  placing a legend on the Chattel  Paper  acceptable to the Secured  Party  indicating  that
          Secured Party has a security interest in the Chattel Paper.

     m.   To the extent  Debtor  uses the  Proceeds  of loan(s)  extended by the
          Banks to purchase Collateral, Debtor's repayment of said loan(s) shall apply  on a  "first-in-first-out"  basis so that  the  portion  of the loan(s) used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

     n.   The Debtor shall comply, in all material respects, with the provisions of all federal or state government programs,  agreements and contracts to which it is a party.

     o.   In the Secured Party's  discretion,  if the Debtor fails to do so, the
          Secured  Party may for the  benefit of the Banks  discharge  taxes and other  encumbrances  at  any  time  levied  or  placed  on  any of the
          Collateral,  maintain any of the Collateral,  make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made.
          The Secured  Party shall have no  obligation to the Debtor to make any such  expenditures,  nor shall the making  thereof be construed as the waiver or cure of any Default or Event of Default.

     p.   Anything  herein to the  contrary  notwithstanding,  the Debtor  shall remain obligated and liable under each contract or agreement comprised
          in  the   Collateral  to  be  observed  or  performed  by  the  Debtor thereunder.  The  Secured  Party  shall  not  have any  obligation  or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any  payment  relating  to any of the  Collateral,  nor  shall  the
          Secured  Party  be  obligated  in any  manner  to  perform  any of the obligations  of the Debtor  under or pursuant to any such  contract or agreement,  to make  inquiry  as to the nature or  sufficiency  of any payment  received by the Secured Party in respect of the Collateral or as to the  sufficiency of any  performance by any party under any such contract  or  agreement,  to present  or file any  claim,  to take any action to enforce  any  performance  or to collect  the payment of any amounts which may have been assigned to the Secured Party or the Banks or to which the Secured Party or the Banks may be entitled at any time or times.  The Secured  Party's sole duty with respect to the custody, safe  keeping  and  physical  preservation  of the  Collateral  in its possession shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

     q.   The powers  conferred  on the Secured  Party  hereunder  are solely to protect the Banks  interest in the Collateral and shall not impose any duty upon it to exercise  any such powers.  The Secured  Party and the
          Banks shall be  accountable  only for the amounts  that they  actually receive as a result of the  exercise of such  powers,  and neither the
          Secured Party,  nor the Banks,  nor any of their officers,  directors, employees or agents shall be  responsible to the Debtor for any act or failure  to act,  except  for their own gross  negligence  or  willful misconduct.

     4.  Collection  Rights.  At any time after an Event of Default has occurred and is  continuing,  the  Secured  Party may,  and at the request of the Secured
Party the Debtor  shall,  promptly  notify any Account  Debtor or obligor of any
Account,  Instrument,  Chattel Paper, Payment Intangible, other right to payment or General Intangible or Commercial Tort Claim constituting  Collateral that the same has been assigned to the Secured Party and shall direct such Account Debtor or obligor to make all future  payments to the Secured Party.  At any time after an Event of Default has occurred and is continuing, the Secured Party may notify any  governmental  agency or unit of government which is obligated to the Debtor under any federal or state governmental  program that the same has been assigned to the Secured Party, and direct such governmental  agency or unit of government to make all future  payments to the Secured Party.  In connection  with any such notice,  the Secured Party is authorized to forward to such government agency or unit  of  government  any  and all  instruments  of  assignment  or  notices  of assignment  required by such government agency or unit of government  previously executed and delivered to Secured Party by the Debtor.

     5. Limited Power of Attorney. If the Debtor at any time fails to perform or observe any agreement  herein,  the Secured Party,  in the name and on behalf of the Debtor  or, at its  option,  in its own name,  may  perform or observe  such agreement  and take any action  which the Secured  Party may deem  necessary  or desirable to cure or correct such  failure.  The Debtor  irrevocably  authorizes
Secured  Party and grants the Secured  Party a limited  power of attorney in the name and on behalf of the Debtor  or, at its  option,  in its own name,  upon an
Event of Default, to collect,  receive, receipt for, create, prepare,  complete, execute, endorse, deliver, and file any and all financing statements,  insurance applications,  remittances,  Instruments,  documents,  Chattel Paper,  and other writings,  to grant an extension to, compromise,  settle,  waive, notify, amend, adjust,  change,  and release any  obligation  of any Account  Debtor,  obligor, insurer, or other person pertaining to any Collateral, and take any other action deemed by the Secured Party

to be  necessary or desirable to  establish,  perfect,  protect,  or enforce the
Security  Interest.  All of the Secured Party's  advances,  charges,  costs, and expenses, including without limitation reasonable attorneys' fees, in connection with the Loan  Obligations  and in the  protection and exercise of any rights or remedies  hereunder,  together  with  interest  thereon at the highest rate then applicable to any of the Loan Obligations,  shall be secured hereunder and shall be paid by the Debtor to the Secured Party on demand.

     6.  Remedies.  Upon the  occurrence of any Event of Default and at any time thereafter,  the Secured  Party may  exercise  any one or more of the  following rights and remedies:  (a) declare all Loan Obligations to be immediately due and payable,  and the same shall thereupon be immediately  due and payable,  without presentment  or other  notice or demand,  all of which are hereby  waived by the
Debtor; (b) require the Debtor to assemble all or any part of the Collateral and make it  available  to the  Secured  Party  at a place to be  designated  by the
Secured Party which is reasonably  convenient to both parties;  (c) exercise and enforce any and all rights and remedies  available upon default under the Credit
Agreement, this Security Agreement, the UCC, and any other applicable agreements and laws. If notice to the Debtor of any intended  disposition  of Collateral or other action is required,  such notice shall be deemed  reasonably  and properly given if mailed by regular or certified mail, postage prepaid,  to the Debtor at the address  stated at the beginning of this  Security  Agreement or at the most recent  address  shown in the Secured  Party's  records,  at least ten (10) days prior to the action  described in such  notice.  The Debtor  hereby  irrevocably submits and consents to the jurisdiction of the state and federal courts located in the State of Minnesota over any controversy, action or proceeding arising out of or  relating  to  this  Security  Agreement,  the  Collateral,  the  Security
Interest, the Loan Obligations and any Instrument, agreement or document related hereto or thereto,  and the Debtor hereby  irrevocably agrees that all claims in respect  of such  action  or  proceeding  may be heard  and  determined  in such
Minnesota state or federal court. The Debtor hereby  irrevocably  waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Nothing in this Security Agreement shall  affect the right of the Secured  Party to bring any action or  proceeding against the Debtor or its  property in the courts of any other  jurisdiction  to the extent permitted by law.

     7.  Standards  for  Exercising  Rights and  Remedies.  To the  extent  that applicable  law imposes  duties on the Secured  Party to exercise  remedies in a commercially  reasonable manner,  the Debtor  acknowledges and agrees that it is not  commercially  unreasonable  for the  Secured  Party  (a) to  fail to  incur
expenses   reasonably  deemed  significant  by  the  Secured  Party  to  prepare
Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished  products for disposition,  (b)
to fail to obtain third party  consents for access to  Collateral to be disposed of,  or to  obtain  or,  if not  required  by  other  law,  to  fail  to  obtain governmental  or third party  consents  for the  collection  or  disposition  of
Collateral  to be collected  or disposed of, (c) to fail to exercise  collection remedies against Account Debtors or other persons  obligated on Collateral or to fail  to  remove  liens  or  encumbrances  on  or  any  adverse  claims  against
Collateral,  (d) to exercise  collection  remedies  against  Account Debtors and other persons obligated on Collateral  directly or through the use of collection agencies and other  collection  specialists,  (e) to advertise  dispositions  of
Collateral through publications or media of general circulation,  whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the  Collateral,  (g) to hire one or more  professional  auctioneers  to assist  in the  disposition  of  Collateral, whether or not the  Collateral  is of a  specialized  nature,  (h) to dispose of
Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the  Collateral or that have the reasonable  capability of doing so, or that match  buyers and sellers of assets,  (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase  insurance or credit  enhancements  to insure the Secured  Party against risks of loss,  collection or disposition of Collateral or to provide to the Secured  Party a guaranteed  return from the  collection or  disposition  of
Collateral,  or (l) to the extent deemed  appropriate by the Secured  Party,  to obtain the services of other brokers, investment bankers,  consultants and other professionals  to assist the Secured Party in the  collection or  disposition of any of the Collateral.  The Debtor acknowledges that the purpose of this Section
7 is to provide  non-exhaustive  indications of what actions or omissions by the
Secured  Party would fulfill the Secured  Party's  duties under the UCC or other applicable  law  in  the  Secured  Party's  exercise  of  remedies  against  the
Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties  solely on account of not being  indicated
in this Section 7. Without  limitation upon the foregoing,  nothing contained in this Section 7 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured  Party that would not have been  granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.

     8. Suretyship Waivers by Debtor. The Debtor waives demand, notice, protest, notice of acceptance of this Security  Agreement,  notice of loans made,  credit extended,  Collateral  received or  delivered  or other action taken in reliance hereon,  notice of acceleration,  notice of intent to accelerate,  and all other demands  and  notices  of  any  description.  With  respect  to  both  the  Loan
Obligations  and  the  Collateral,  the  Debtor  assents  to  any  extension  or
postponement  of  the  time  of  payment  or  any  other   indulgence,   to  any
substitution, exchange or release of or failure to perfect any security interest in any Collateral,  to the addition or release of any party or person  primarily or  secondarily  liable,  to the acceptance of partial  payment  thereon and the settlement,  compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured  Party may deem  advisable.  The Secured Party shall have no duty as to the  collection or protection of the  Collateral or any income  therefrom,  the  preservation  of rights against prior  parties,  or the preservation  of any rights  pertaining  thereto beyond the safe custody of such
Collateral. The Debtor further waives any and all other suretyship defenses.

     9.  Marshalling.  The  Secured  Party  shall not be required to marshal any present  or  future  collateral  security  (including  but  not  limited  to the
Collateral)  for, or other assurances of payment of, the Loan Obligations or any of them or to resort to such collateral  security or other assurances of payment in any  particular  order,  and all of its rights and remedies  hereunder and in respect of such  collateral  security and other  assurances  of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully  may, the Debtor  hereby agrees that it will not invoke any law relating to the  marshalling  of Collateral  which might cause delay in or impede the  enforcement  of the Secured  Party's or the Banks'
rights and remedies under this Security  Agreement or under any other instrument creating or  evidencing  any of the Loan  Obligations  or under which any of the
Loan  Obligations  is  outstanding  or by which any of the Loan  Obligations  is secured or payment  thereof is

otherwise  assured,  and, to the extent that it lawfully  may, the Debtor hereby irrevocably waives the benefits of all such laws.

     10. Miscellaneous.  Each Bank agrees that all rights and remedies hereunder shall be exercised by the Agent, or any successor  Agent, for the benefit of the
Banks  in  accordance  with the  terms of this  Security  Agreement.  A  carbon, photographic,  or other reproduction of this Security Agreement is sufficient as a financing  statement.  This  Security  Agreement  cannot be waived,  modified, amended,  abridged,  supplemented,  terminated, or discharged,  and the Security
Interest cannot be released or terminated,  except by a writing duly executed by the Secured Party and Debtor.  A waiver shall be effective  only in the specific instance and for the specific  purpose  given.  No delay or failure to act shall preclude the  exercise or  enforcement  of any of the Secured  Party's or Banks'
rights or remedies.  All rights and remedies of the Secured  Party and the Banks
shall  be  cumulative  and  may  be  exercised  singularly,   concurrently,   or
successively at the Secured  Party's option,  and the exercise or enforcement of any one such right or remedy  shall not be a condition to or bar the exercise or enforcement  of any other.  This  Security  Agreement  shall be binding upon and inure  to  the  benefit  of  the  heirs,  legatees,  executors,  administrators, successors and assigns of Secured Party and the Banks and shall bind all persons and  parties who become  bound as a debtor to this  Security  Agreement.  If any provision  or  application  of  this  Security  Agreement  is held  unlawful  or unenforceable  in any respect,  such  illegality or  unenforceability  shall not affect other  provisions or  applications  which can be given  effect,  and this
Security  Agreement  shall be  construed  as if the  unlawful  or  unenforceable provision or application had never been contained  herein or prescribed  hereby.
All  representations  and warranties  contained in this Security Agreement shall survive the execution,  delivery, and performance of this Security Agreement and the creation,  payment,  and performance of the Loan Obligations.  This Security
Agreement  shall be governed by and construed in accordance with the laws of the
State of Minnesota.

     11.  Severability.  The  unenforceability or invalidity of any provision or provisions  hereof  shall not render any other  provision or  provisions  herein contained unenforceable or invalid.

THE DEBTOR REPRESENTS,  CERTIFIES, WARRANTS, AND AGREES THAT THE DEBTOR HAS READ
ALL OF THIS SECURITY  AGREEMENT AND  UNDERSTANDS  ALL OF THE  PROVISIONS OF THIS
SECURITY AGREEMENT.

                            [SIGNATURE PAGE FOLLOWS]

                                SIGNATURE PAGE TO
                               SECURITY AGREEMENT
                                       BY
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
                               DATED: May 2, 2007

                                       SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an
                                       Iowa limited liability company

                                       By    /s/ Mark Drake
                                          --------------------------------------
                                               Mark Drake
                                               Its: General Manager

                                       By    /s/ Karol King
                                          --------------------------------------
                                               Karol King
                                               Its: Board Chairman

                                       Address:
                                       Southwest Iowa Renewable Energy, LLC
                                       10976 189th Street
                                       Council Bluffs, IA  51501

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